                  AMENDED AND RESTATED CERTIFICATE OF FORMATION

                                       OF

                               CHICAGO THEATRE LLC

         This Amended and Restated Certificate of Formation of Chicago Theatre LLC (the "LLC"), dated October 16, 2002, is being duly executed and filed pursuant to Section 18-208 of the Delaware Limited Liability Company Act (6 Del.C. ss.18-101, et seq.) by G. Mary Ruby, as an authorized person, to amend and restate the original Certificate of Formation of the LLC , filed on September 23, 2002, in its entirety, as follows.

         FIRST. The name of the limited liability company formed and continued hereby is Imax Chicago Theatre LLC.

         SECOND. The address of the registered office of the LLC in the State of Delaware is c/o RL&F Service Corp., One Rodney Square, 10th Floor, Tenth and King Streets, Wilmington, New Castle County, Delaware 19801.

         THIRD. The name and address of the registered agent for service of process on the LLC in the State of Delaware is RL&F Service Corp., One Rodney Square, 10th Floor, Tenth and King Streets, Wilmington, New Castle County, Delaware 19801.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.



                                               ---------------------------------
                                               G. Mary Ruby
                                               Authorized Person

                            CERTIFICATE OF FORMATION

                                       OF

                               CHICAGO THEATRE LLC

         This Certificate of Formation of Chicago Theatre LLC (the "LLC"), dated as of September 23, 2002, is being duly executed and filed by G. Mary Ruby, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. ss.18-101, et seq.).

         FIRST. The name of the limited liability company formed hereby is Chicago Theatre LLC.

         SECOND. The address of the registered office of the LLC in the State of Delaware is c/o RL&F Service Corp., One Rodney Square, 10th Floor, Tenth and King Streets, Wilmington, New Castle County, Delaware 19801.

         THIRD. The name and address of the registered agent for service of process on the LLC in the State of Delaware is RL&F Service Corp., One Rodney Square, 10th Floor, Tenth and King Streets, Wilmington, New Castle County, Delaware 19801.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.




                                               ---------------------------------
                                               G. Mary Ruby
                                               Authorized Person